Exhibit 10.3

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS AND THREE ASTERISKS [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Execution Version

SECOND AMENDMENT TO GAS GATHERING AND COMPRESSION AGREEMENT
This Second Amendment to Gas Gathering and Compression Agreement (this “Second Amendment”) is executed on May 5, 2020, by and among Diamondback E&P LLC, a Delaware limited liability company (“DEP”), and Diamondback O&G LLC, a Delaware limited liability company (“DO&G” and, individually or collectively with DEP, as applicable, “Producer”) and Rattler Midstream Operating LLC (formerly known as Rattler Midstream LLC), a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or together as the “Parties.” Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Agreement.
WHEREAS, DEP and Gatherer entered into that certain Gas Gathering and Compression Agreement (the “Original Agreement”) on June 29, 2018, but dated effective as at January 1, 2018 (the “Effective Date”), and into that certain First Amendment to Gas Gathering and Compression Agreement dated September 5, 2018 (the “First Amendment” and together with the Original Agreement, the “Agreement”), whereby, among other things, Gatherer agreed to provide the Services to DEP, in accordance with the terms and conditions set forth thereunder.
WHEREAS, DEP and Gatherer desire to add DO&G, and DO&G desires to be added, as a party to the Agreement.
WHEREAS, (i) as of the Effective Date, the Dedicated Properties owned by Producer and its Affiliates constituted [***] Net Acres, and (ii) as of December 31, 2019, the Dedicated Properties owned by Producer and its Affiliates constituted [***] Net Acres, which are located in the yellow-shaded areas set forth on Exhibit A – Dedicated Acreage attached to this Second Amendment.
WHEREAS, the Parties desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and for other valuable consideration hereby acknowledged, the Parties agree to modify and amend the Agreement as follows:

1.	Amendments. The Agreement is hereby amended as follows:
(a)    The preamble of the Agreement is hereby amended and restated in its entirety as follows:
“This Gas Gathering and Compression Agreement (this “Agreement”), dated as of June 29, 2018 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is made by and among Diamondback E&P LLC, a Delaware limited liability company, and Diamondback O&G LLC, a Delaware limited liability company (each of the preceding, individually or collectively, as applicable,

“Producer”) and Rattler Midstream Operating LLC (formerly known as Rattler Midstream LLC), a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or together as the “Parties”.”
(b)    The definition of “Dedicated Acreage” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Dedicated Acreage” means the area identified on Exhibit A and such additional areas added by Producer after December 31, 2019, pursuant to an agreement between the Parties.”
(c)    The definition of “Dedicated Properties” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Dedicated Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates located wholly within the Dedicated Acreage (other than any Interests excluded from the dedication and commitment pursuant to the terms hereunder).”
(d)    The term “Net Acres” as defined below is hereby inserted immediately after the defined term “MMcf” in Article 1 of the Agreement, and replaces throughout the Agreement the term “net acres” as applicable:
““Net Acres” means, as computed separately with respect to each leasehold, (a) the number of gross acres in the lands covered by such leasehold, multiplied by (b) the undivided percentage interest in oil, gas and other minerals covered by such leasehold in such lands, multiplied by (c) Producer’s working interest or undivided interest in such leasehold.”
(e)    Clause (c) of Section 2.3 of the Agreement is hereby amended and restated in its entirety as set forth below:
“(c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Gas produced from such Wells; provided that, to the extent that Gas from such Wells constitutes Dedicated Gas and is not previously dedicated to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than [***] Days after its acquisition, and (unless otherwise released) thereafter shall deliver Gas to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3;”

(f)    Section 2.4 of the Agreement is hereby amended and restated in its entirety as set forth below:
“Section 2.4.    Covenant Running with the Land.
(a)    Subject to Section 2.2, the Parties intend that the dedication and commitment made by Producer under this Agreement be a covenant running with (i) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (ii) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System.
(b)    Except as provided in Section 2.4(c) below, Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects, and (ii) each instrument of conveyance expressly so states.
(c)    Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property (including any Wells thereon) free of the dedication and commitment made by Producer under this Agreement [***]”
(g)    A new Section 2.6 of the Agreement is hereby added as set forth below:
“The Parties comprising Producer hereby designate Diamondback E&P LLC to act as contract agent on behalf of Producer as necessary hereunder, including for (i) giving and receiving notices, statements, invoices, plans, nominations, correspondence and other communications hereunder, (ii) making and receiving payments on behalf of Producer hereunder and (iii) giving all consents and approvals that may be required hereunder, and Gatherer hereby accepts such designation.”
(h)    Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the exhibit on Schedule 1 titled “Exhibit A –Dedicated Acreage” attached to this Second Amendment.

2.	Miscellaneous.
(a)    Joinder. DO&G agrees to be bound by the provisions of the Agreement, as amended by this Second Amendment, that by their terms are obligations of a “Producer” thereunder and DO&G hereby becomes a Producer under the Agreement, as amended by this Second Amendment, with the same force and effect as if it were an original party thereto. Each reference in the Agreement, as amended by this Second Amendment, to “Producer” shall also mean and be a reference to DO&G.
(b)    Ratification; Reaffirmation and No Release. The Parties hereby ratify and confirm that the terms and provisions of the Agreement, as modified and amended hereby, shall remain in full force and effect following the execution of this Second Amendment for all purposes. The Parties hereby covenant and agree that the Agreement, as amended by this Second Amendment, supersedes all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof and thereof. Except as expressly amended hereunder, this Second Amendment shall not modify, release, waive or excuse, and each Party shall remain responsible and liable for, such Party’s respective rights and obligations (or breach thereof) under the Agreement.
(a)    References. All references to the Agreement in any document, instrument, agreement or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.
(b)    Counterparts. This Second Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including pdfs. delivered by email) shall be deemed an original signature hereto.
[Signature page follows.]

IN WITNESS WHEREOF, this Second Amendment has been signed by each of the Parties hereto on the date first above written.

PRODUCER:
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

DIAMONDBACK O&G LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

GATHERER:
RATTLER MIDSTREAM LLC

By:	/s/ Kaes Van't Hof
Name:	Kaes Van't Hof
Title:	President

Signature Page to Second Amendment to Gas Gathering Agreement

Schedule 1
EXHIBIT A
DEDICATED ACREAGE
(See attached.)